SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2006

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-21031	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On January 6, 2006, Joseph L. Feshbach resigned as a director of QuadraMed Corporation (the “Company”), effective immediately. Mr. Feshbach submitted his resignation letter to Robert L. Pevenstein, Chairman of the Board, indicating his opposition to the Company’s decision to market its pharmacy software to psychiatric hospitals and citing his objections to psychiatry as a science. At the time of his resignation, Mr. Feshbach served on the Audit and Strategic Planning Committees of the Company’s Board.

A copy of Mr. Feshbach’s resignation letter is furnished as Exhibit 99.1 to this report and is incorporated by reference in response to this Item 5.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit 99.1	Resignation Letter of Joseph L. Feshbach

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2006

QuadraMed Corporation

/s/ Keith B. Hagen
Keith B. Hagen, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Resignation Letter of Joseph L. Feshbach